                                                               Exhibit 4.6.1

                                CERTIFICATE OF TRUST
                                         OF
                                    POGO TRUST I

     THIS CERTIFICATE OF TRUST of Pogo Trust I (the "TRUST"), dated as of
March 17, 1999, is being duly executed and filed by the undersigned, as trustees, with the Secretary of State of the State of Delaware to form a business trust under the Delaware Business Trust Act (12 DEL. CODE Section 3801 ET SEQ.).

     1.   NAME.  The name of the business trust being formed hereby is Pogo
Trust I.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19810.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective at the time of its filing with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust at the time of filing this Certificate of Trust, have executed this Certificate of Trust as of the date first above written.

                              WILMINGTON TRUST COMPANY,
                              as Delaware Trustee


                              By: /s/ Jill K. Morrison
                                 -----------------------------
                                 Name:  Jill K. Morrison
                                 Title: Administrative Account Manager


                              WILMINGTON TRUST COMPANY,
                              as Property Trustee


                              By: /s/ Jill K. Morrison
                                 -----------------------------
                                 Name:  Jill K. Morrison
                                 Title: Administrative Account Manager


                              Gerald A. Morton,
                              as Regular Trustee


                              By: /s/ Gerald A. Morton
                                 -----------------------------


                                          2